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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  June 26, 1998



                     IMC Home Equity Loan Owner Trust 1998-4
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  333-48429-02         Being Applied For
-----------------------------         ------------         -------------------
(State or Other Jurisdiction)         (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)


c/o Wilmington Trust Company,
      as Owner Trustee
  1100 North Market Street
    Wilmington, Delaware                                  19890
-----------------------------                          ----------
   (Address of Principal                               (Zip Code)
     Executive Offices)


        Registrant's telephone number, including area code (302) 651-1000
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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


Item 5.  Other Events.

         Reference is hereby made to the Registration Statement on Form S-3 (Registration File No. 333-48429), as amended, filed by IMC Securities, Inc. (the "Depositor") with the Securities and Exchange Commission (the "Commission") on March 20, 1998, pursuant to which the Depositor registered $5,000,000,000 aggregate principal amount of its mortgage asset-backed certificates and notes, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus, dated May 29, 1998, and the related Prospectus Supplement, dated June 19, 1998, which were previously filed with the Commission pursuant to Rule 424(b)(2), with respect to the IMC HOME EQUITY LOAN OWNER TRUST 1998-4 Adjustable Rate Home Equity Loan Asset Backed Notes, Series 1998-4 (the "Notes").

         The Notes were sold to PaineWebber Incorporated, as representative for the several underwriters pursuant to the terms of an underwriting agreement dated June 19, 1998 (the "Underwriting Agreement") among IMC Securities, Inc., IMC Mortgage Company and PaineWebber Incorporated, acting on its own behalf and as a representative of Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc. and Nomura Securities International, Inc. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

         The Notes were issued pursuant to an Indenture dated as of June 1, 1998 (the "Indenture") between IMC Home Equity Loan Owner Trust 1998-4 (the "Registrant" or the "Trust") and The Chase Manhattan Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.1.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of adjustable rate home equity loans (the "Home Equity Loans") secured by first and second lien mortgages or deeds of trust on one-to-four family residential properties.

         Beneficial interests in the Trust are represented by certificates issued pursuant to the Trust Agreement dated as of June 1, 1998 (the "Trust Agreement") between the Depositor and Wilmington Trust Company, as Owner Trustee. A copy of the Trust Agreement is filed herewith as Exhibit 4.2.

         The Home Equity Loans were sold by IMC Mortgage Company (the "Seller/Servicer") to the Depositor and were simultaneously sold by the Depositor to the Registrant pursuant to the Sale and Servicing Agreement dated as of June 1, 1998 (the "Sale and Servicing Agreement") among IMC Mortgage Company as Seller and Servicer, the Depositor, the Registrant and The Chase Manhattan Bank as Indenture Trustee. The Home Equity Loans will be serviced by the Seller/Servicer pursuant to the terms of the Sale and Servicing Agreement . A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.1.

         As of the Closing Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated May 29, 1998 and the Prospectus Supplement dated June 19, 1998 filed pursuant to Rule 424(b)(5) of the Act on June 26, 1998. In such Prospectus Supplement, a commitment was made to provide a description of the pool of Home Equity Loans, including loans acquired between the Cut-Off Date (June 1, 1998) and the Closing Date (June 26,
1998), in a current report on Form 8-K. Such description is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

          1.1 Underwriting Agreement dated June 19, 1998, among IMC Securities, Inc., IMC Mortgage Company and PaineWebber Incorporated, acting on its own behalf and as a representative of Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc. and Nomura Securities International, Inc.

          4.1 Indenture, dated as of June 1, 1998, between IMC Home Equity Loan Owner Trust 1998-4, as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

          4.2 Trust Agreement, dated as of June 1, 1998 between IMC Securities, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee.

         10.1 Sale and Servicing Agreement dated as of June 1, 1998, among IMC Securities Inc., as Depositor, IMC Home Equity Loan Owner Trust 1998-4, as Issuer, IMC Mortgage Company, as Seller and Servicer, and The Chase Manhattan Bank, as Indenture Trustee.

         99.1 Description of the Home Equity Loans as of the Closing Date (June 26, 1998).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IMC HOME EQUITY LOAN OWNER TRUST 1998-4

                                       By: IMC SECURITIES, INC.,
                                            as Depositor

                                       By: /s/ Thomas Middleton
                                           --------------------------
                                           Name:  Thomas Middleton
                                           Title: President and Chief
                                                   Operating Officer


Dated:  July 7, 1998

                                  EXHIBIT INDEX

Exhibit No.             Description                                                                  Page No.
 1.1                    Underwriting Agreement dated June 19, 1998, among IMC                           8
                        Securities, Inc., IMC Mortgage Company and PaineWebber
                        Incorporated, acting on its own behalf and as a representative of
                        Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc. and
                        Nomura Securities International, Inc.

 4.1                    Indenture, dated as of June 1, 1998, between IMC Home Equity                   47
                        Loan Owner Trust 1998-4, as Issuer and The Chase Manhattan
                        Bank, as Indenture Trustee.

 4.2                    Trust Agreement, dated as of June 1, 1998 between IMC                         114
                        Securities, Inc., as Depositor, and Wilmington Trust
                        Company, as Owner Trustee.

10.1                    Sale and Servicing Agreement dated as of June 1, 1998,                        164
                        among IMC Securities, Inc., as Depositor, IMC Home
                        Equity Loan Owner Trust 1998-4, as Issuer, IMC Mortgage
                        Company, as Seller and Servicer, and The Chase Manhattan
                        Bank, as Indenture Trustee.

99.1                    Description of the Home Equity Loans as of the Closing Date                   225
                        (June 26, 1998).